                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                       February 4, 1999 (February 2, 1999)

                        --------------------------------

                             JDN Realty Corporation
             (Exact name of registrant as Specified in its Charter)


    Maryland                        1-12844                      58-1468053
---------------             ------------------------      ----------------------
(State or Other             (Commission File Number)          (IRS Employer
Jurisdiction of                                           Identification Number)
Incorporation)


        359 East Paces Ferry Road
               Suite 400
           Atlanta, Georgia                                       30305
----------------------------------------                       ----------
(Address of principal executive offices)                       (Zip Code)


                                 (404) 262-3252
              ----------------------------------------------------
              (Registrant's telephone number, including Area Code)
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Item 5.  OTHER EVENTS
         ------------

     On February 2, 1999, JDN Realty Corporation released its earnings for the three months and year ended December 31, 1998. A copy of the press release is included as an exhibit to this filing.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

     Financial Statements:

     None


     Exhibits:

     Exhibit No.                        Description
     -----------                        -----------

     99.1                               JDN Realty Corporation Earnings
                                        Release for the Quarter Ended
                                        December 31, 1998

                                       2
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                                  SIGNATURES
                                  ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             JDN REALTY CORPORATION



                                             By: /s/ William J. Kerley
                                                ------------------------
                                                 William J. Kerley
                                                 Chief Financial Officer

Date:    February 4, 1999
         ----------------

                                       3
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                                INDEX TO EXHIBITS

Exhibit No.                         Description
-----------                         -----------

99.1 JDN Realty Corporation Earnings Release for the Quarter Ended December 31, 1998

                                       4